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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE IMMUNE RESPONSE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THE IMMUNE RESPONSE CORPORATION
5931 Darwin Court
Carlsbad, CA 92008
(760) 431-7080

May 7, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of The Immune Response Corporation, which will be held on Tuesday June 15, 2004 at 9:00 a.m., local time, at Windmill Catering, 850 Palomar Airport Road, Carlsbad, California.

        The formal notice of the Annual Meeting and the related Proxy Statement and proxy card have been made a part of this invitation.

        After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy card in the enclosed prepaid envelope to ensure that your shares will be represented at the Annual Meeting. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR ATTEND THE ANNUAL MEETING IN PERSON.

        A copy of the Company's Annual Report to Stockholders also is enclosed.

        The Board of Directors and management look forward to seeing you at the meeting.

Sincerely yours,

John N. Bonfiglio Chief Executive Officer

THE IMMUNE RESPONSE CORPORATION

Notice of Annual Meeting of Stockholders
to be held June 15, 2004

        The Annual Meeting of Stockholders of The Immune Response Corporation will be held at Windmill Catering, 850 Palomar Airport Road, Carlsbad, California, on Tuesday June 15, 2004, at 9:00 a.m. local time, for the following purposes:

  1.
  To elect two Class III directors;

  2.
  To amend the 2003 Stock Plan by incorporating the remaining authorized shares and outstanding stock options under the 1989 Stock Plan into the 2003 Stock Plan and by increasing the authorized number of shares issuable under the 2003 Stock Plan by 3,542,680 (including 1,542,680 from the 1989 Stock Plan);

and to transact such other business as may properly come before the Annual Meeting and any adjournment or postponement of the Annual Meeting.

        The Board of Directors has fixed the close of business on April 20, 2004, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of stockholders entitled to vote will be available at our Secretary's office, 5931 Darwin Court, Carlsbad, California, for ten days prior to the meeting.

        ALL OF OUR STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS PRACTICABLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH PROCEDURES SET FORTH IN THE PROXY STATEMENT.

By order of the Board of Directors

John N. Bonfiglio Chief Executive Officer
May 7, 2004

THE IMMUNE RESPONSE CORPORATION

PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The Immune Response Corporation, a Delaware corporation, of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at Windmill Catering, 850 Palomar Airport Road, Carlsbad, California, on Tuesday, June 15, 2004, and any adjournment or postponement thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not revoked will be voted at the Annual Meeting. A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the proxy, such stockholder's shares will be voted accordingly. If you sign and return your proxy card but no choice is specified, such shares will be voted FOR the election of the two Class III director nominees listed in this Proxy Statement and FOR the approval of Proposal 2 described in the Notice of Annual Meeting and in this Proxy Statement.

        Stockholders of record at the close of business on April 20, 2004, are entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company had 41,312,960 shares of Common Stock outstanding and entitled to vote. Each holder of Common Stock is entitled to one vote for each share held as of the record date. The Company had 688,146 shares of Series A Convertible Preferred Stock entitled to vote. Each holder of Series A Convertible Preferred Stock is entitled to three votes for each share held as of the record date.

        Any disabled stockholder or stockholder's representative may request reasonable assistance or accommodation from the Company in connection with the Annual Meeting by contacting The Immune Response Corporation, Investor Relations, 5931 Darwin Court, Carlsbad, California 92008 at (760) 431-7080. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by June 1, 2004.

        Directors are elected by a plurality vote. Accordingly, the two director nominees who receive the most votes cast in their favor will be elected. Approval of Proposal 2 requires the affirmative vote of holders of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If a broker which is the record holder of shares indicates on a proxy that it does not have discretionary authority to vote on a proposal as to such shares, these non-voted shares will be counted for quorum purposes, but are not deemed to be present or represented for purposes of determining whether stockholder approval of a proposal has been obtained.

        The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, email, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation. The Company will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation materials to beneficial owners of the Common Stock.

        This Proxy Statement and the accompanying form of proxy card are being mailed to stockholders on or about May 7, 2004.

IMPORTANT

        PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS

        The Company has three classes of directors serving staggered three-year terms. Class I and Class II consists of three directors each and Class III consists of two directors. Two Class III directors are to be elected at the Annual Meeting to serve until the 2007 Annual Meeting and until their respective successors shall have been elected for some period of time or until such directors' earlier resignation, removal from office, death or incapacity. The terms of the Class I and Class II directors expire in 2005 and 2006, respectively. Currently, one Class II director seat is vacant and such seat will remain vacant for some period of time following the Annual Meeting, as the Board of Directors has not yet identified a suitable candidate for such seat.

        Unless authority to vote for directors is withheld, it is intended that the shares represented by the enclosed proxy will be voted for the election of Kevin B. Kimberlin and Kevin L. Reilly as Class III directors. Mr. Kimberlin and Mr. Reilly are currently members of the Board of Directors of the Company. Each of the nominees has been nominated as a Class III director by the Nominating and Governance Committee of the Company's Board of Directors. Each nominee consents to being named herein as a Class III director nominee and further consents to serve as a Class III director if elected. In the event either of such nominees becomes unable or unwilling to accept their nomination or election, the shares represented by the enclosed proxy will be voted for the election of such other nominees as the Board of Directors may select. The Board of Directors has no reason to believe that either such nominee will be unable or unwilling to serve. There are no family relationships among executive officers or directors of the Company.

        Set forth below is information regarding the nominees for Class III director and the continuing directors of Class I and Class II, principal occupations at present and for the past five years, certain directorships held by each, their ages as of March 31, 2004, and the year in which each first became a director of the Company.

	Name and Principal Occupation at Present and for the Past Five Years; Directorships	Director Since	Age
CLASS III
Kevin B. Kimberlin	Mr. Kimberlin, a co-founder of The Immune Response Corporation, was our Secretary from November 1986 until September 1989. Mr. Kimberlin has been Chairman of the Board of Spencer Trask & Co., a venture capital company, since 1991. He was a co-founder of Myriad Genetics, Inc., the first human genome company and of Ciena Corporation, the first photonics company, and the General Partner of Next Level Communications, a leading broadband equipment company from January 1998 until its initial public offering in November 1999.	1986	51

Kevin L. Reilly	Mr. Reilly is an independent consultant. Previously he was President of Wyeth Vaccine and Nutrition division from 1999 to 2002 and President of Wyeth Nutrition International from 1996 to 1998 and has held various senior management positions at Wyeth from 1984 through 1996. Previously he was Senior Vice President at Connaught Laboratories, Ltd. from 1973 to 1984.	2004	61
CLASS I
James B. Glavin	Mr. Glavin has been the Chairman of our Board of Directors since May 1993 and was Chief Executive Officer from April 1987 until September 1994. Mr. Glavin served as our President from October 1987 until September 1994, and our Treasurer from April 1987 until May 1991. Mr. Glavin previously served as Chairman of the Board of Directors of Smith Laboratories, Inc., a medical products company, from September 1985 until May 1990 and as Acting President and Chief Executive Officer of that company from September 1985 until August 1989. Mr. Glavin currently serves as a director of Nektar Therapeutics, AVANIR Pharmaceuticals and Meridian Fund, Inc.	1987	68
John N. Bonfiglio, Ph.D.
	Dr. Bonfiglio has served as our Chief Executive Officer since January 2003. Dr. Bonfiglio previously served as Chief Operating Officer and Executive Vice President at Cypress Biosciences, Inc. from 2001 until November 2002, as Chief Executive Officer and President of Peregrine Pharmaceuticals, Inc. from 1999 until 2001 and as Vice President of Technology and Business Development from 1997 until 1999. Prior to that he was Director of Business Development and Strategic Planning of Immunotherapy for Baxter Healthcare Corporation from 1994 until 1997. Dr. Bonfiglio received his Ph.D. from University of California, San Diego and his M.B.A. from Pepperdine University.	2003	49

David P. Hochman
	Mr. Hochman is the Chief Executive Officer of Spencer Trask Edison Partners, LLC, a new investment affiliate of Spencer Trask & Co., focused on leveraging human capital to accelerate the development of emerging growth healthcare and technology companies. Previously, Mr. Hochman served as Managing Director, Venture Resources for Spencer Trask Ventures, Inc. from June 2000 until March 2004, and was responsible for directing the firm's investment banking and financial advisory services. Prior to that, he was Vice President, Investment Banking for Spencer Trask Ventures, Inc. from December 1998 until June 2000.	April 2004	29
CLASS II
Martyn Greenacre	Mr. Greenacre is the Chairman of Life Mist, LLC, a private company. He was the Chief Executive Officer of two life science companies, Delsys Pharmaceutical Corporation from 1997 until 2001 and Zynaxis, Inc. from 1993 to 1997. Previously Mr. Greenacre held various senior management positions at SmithKline Beecham from 1973 through 1992, including serving as Chairman of Europe from 1989 to 1992. He currently serves as a director of Cephalon, Inc., Acusphere, Inc., Curis, Inc. and Beijing Med Pharm, Inc.	2003	62
Alan S. Rosenthal, M.D.
	Dr. Rosenthal is an independent consultant. Previously he served as Vice President of Pharmaceutical Discovery and Scientific Affairs at Abbott Laboratories from 1993 until 1999, as Senior Vice President of Scientific Affairs at Boehringer Ingelheim Pharmaceuticals, Inc. from 1987 until 1993, as Vice President of Immunology and Inflammation Research at Merck, Sharp & Dohme from 1978 until 1986, and he was on the staff at National Institute of Allergy and Infectious Diseases, NIH, from 1966 until 1978. He serves on the Johns Hopkins University School of Medicine Corporate Advisory Council; Visiting Board of Biological Sciences Division, The University of Chicago; and the Cancer Center Advisory Board, Vanderbilt University School of Medicine. He received his M.D. from Vanderbilt University in 1964.	2000	64

        The Board of Directors held 11 meetings during the year ended December 31, 2003. Each of the then current directors attended in 2003 at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served.

        The Board of Directors has appointed a Compensation and Stock Option Committee, an Audit Committee and a Nominating and Governance Committee.

        The members of the Compensation and Stock Option Committee are James B. Glavin (Chairman), Kevin L. Reilly and Alan S. Rosenthal. The Compensation and Stock Option Committee had no separate meetings during 2003. The Compensation and Stock Option Committee's functions are to assist in the administration of, and grant options under, the Company's 1989 and 2003 Stock Plans and to assist in the implementation of, and provide recommendations with respect to, general and specific compensation policies and practices of the Company.

        The members of the Audit Committee are James B. Glavin (Chairman), Martyn Greenacre and Kevin L. Reilly. The Audit Committee held 4 meetings during 2003. The Audit Committee's functions are to monitor the quality and integrity of the Company's financial statements, compliance with legal and regulatory requirements, controls relating to financial risk exposure, dissemination of accurate information and the Company's corporate compliance efforts, guidelines and policies. The Audit Committee monitors the independence and performance of the Company's independent accountants and has the sole authority to appoint and replace the independent accountants. See "Audit Committee Report to Stockholders."

        The members of the Nominating and Governance Committee are Martyn Greenacre (Chairman), James B. Glavin and Alan S. Rosenthal. The Nominating and Governance Committee held one meeting during 2003. The Nominating and Governance Committee's functions are to establish Board membership criteria, assist the Board by identifying individuals qualified to become Board members, recommend to the Board proposed director nominees and matters of corporate governance and facilitate the regular review of the performance of the Board and its committees.

        Each of our directors, other than Dr. Bonfiglio, is independent, as defined under Nasdaq Rule 4350(c).

        The Board of Directors unanimously recommends a vote FOR the Class III director nominees listed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of April 28, 2004, as to shares of our common stock and Series A Convertible Preferred Stock beneficially owned by: (i) each person who is known by us to own beneficially more than 5% of our common stock or Series A Convertible Preferred Stock, (ii) each of our directors, (iii) each executive officer named in the Summary Compensation Table set forth herein and (iv) all of our current directors and executive officers as a group. Ownership information is based upon information furnished by the respective individuals or entities, as the case may be. Unless otherwise indicated, the business address of each individual is c/o 5931 Darwin Court, Carlsbad, California 92008.

	Common Stock		Series A Convertible Preferred Stock
	Shares Beneficially Owned(1)	Percentage Beneficially Owned(2)	Shares Beneficially Owned(1)	Percentage Beneficially Owned(2)
Kevin B. Kimberlin(3)(4)(5)	32,930,192	49.0%	688,146	100.0%
John N. Bonfiglio(5)	517,245	1.2%
James B. Glavin(5)	262,712	*
Martyn Greenacre(5)	100,000	*
Michael L. Jeub(5)	167,841	*
Bjorn K. Lydersen(5)	225,137	*
Ronald B. Moss(5)	—	*
Kevin L. Reilly(5)	70,082	*
Alan S. Rosenthal(5)	187,814	*
Georgia Theofan(5)	147,116	*
David Hochman(5)	428,750	1.0%
All current directors and executive officers as a group (10 persons)(6)	35,161,846	50.7%	688,146	100.0%

*
Less than 1%.

(1)
To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to this table.

(2)
Percentage ownership is based on 41,313,060 shares of our Common Stock and 688,146 shares of our Series A Convertible Preferred Stock outstanding as of April 28, 2004. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, or the SEC, based on voting and investment power with respect to shares. Shares of our common stock subject to options, notes or warrants currently exercisable or convertible, or exercisable or convertible within 60 days after April 28, 2004, are deemed outstanding for computing the percentage ownership of the person holding beneficial ownership of those securities, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)
The address of the principal place of business of Cheshire Associates, LLC, an entity that is affiliated with Mr. Kimberlin, is c/o Spencer Trask Ventures, Inc. ("STVI"), 535 Madison Avenue, 18th Floor, New York, New York 10022.

(4)
Mr. Kimberlin's spouse held 8,750 shares of our common stock; a retirement account for the benefit of Mr. Kimberlin held 4,000 shares of our common stock; Kimberlin Family Partners, L.P., a Colorado limited partnership, of which Mr. Kimberlin is the general partner, held 56,979 shares of our common stock; and Kevin Kimberlin Partners, L.P, of which the general partner is KKP Management LLC, a Nevada limited liability company, of which Mr. Kimberlin is the managing member, held 448,717 shares of our common stock.

  Additionally, Mr. Kimberlin can be deemed to be the beneficial owner of: (a) 6,535,792 shares of Common Stock held by Cheshire Associates LLC ("Cheshire"), (b) 9,787,677 shares of Common Stock issuable upon exercise of warrants held by Cheshire, (c) 6,597,464 shares of Common Stock issuable to Cheshire upon conversion of convertible secured promissory notes held by Cheshire, (d) 408,891 shares of Common Stock issuable to STVI upon the exercise of the Placement Agent

  Unit Purchase Option, (e) 408,891 shares of Common Stock issuable to STVI upon the exercise of the Class A Warrants issuable upon the exercise of the Placement Agent Unit Purchase Option, (f) 408,891 shares of Common Stock issuable to STVI upon the exercise of the Class B Warrants issuable upon the exercise of the Class A Warrants, (g) 1,774,888 shares of Common Stock issuable to Cheshire upon the exercise of the Class B Warrants, (h) 14,125 shares of Common Stock issued to Spencer Trask & Co. in connection with the Unit Offering, (i) 21,186 shares of Common Stock issued to Spencer Trask & Co. in connection with the exercise of 14,124 Class A Warrants (j) 14,125 shares of Common Stock issuable to Spencer Trask & Co. upon the exercise of the Class B Warrants, (k) 994,351 shares of Common Stock issued to the Spencer Trask Funds in connection with the Unit Offering, (l) 1,491,526 shares of Common Stock issued to the Spencer Trask Funds in connection with the exercise of 994,351 Class A Warrants, (m) 994,351 shares of Common Stock issuable to the Spencer Trask Funds in connection with the exercise of Class B Warrants, (n) 2,752,584 shares of Common Stock issuable to Cheshire upon conversion of the 688,146 shares of Series A Convertible Preferred Stock issued upon conversion of certain convertible security promissory notes held by Cheshire, and (o) 688,146 shares of Series A Convertible Preferred Stock owned by Cheshire.

(5)
The amounts shown include the following shares which may be acquired currently or within 60 days after April 28, 2004: Mr. Glavin, 216,499 shares; Dr. Bonfiglio, 517,245 shares; Mr. Kimberlin, 206,995 shares; Dr. Rosenthal, 187,814 shares; Mr. Hochman, 428,750 shares; Mr. Greenacre, 100,000 shares; Mr. Reilly, 70,082 shares; Mr. Lydersen, 225,137 shares; Ms. Theofan, 146,016 shares; Mr. Jeub, 167,841 shares; and Dr. Moss, no shares.

(6)
Includes as outstanding an aggregate of 1,962,586 shares which may be acquired by current directors and officers currently or within 60 days after April 28, 2004 pursuant to the exercise of options, and an aggregate of 26,097,709 shares which may be acquired by current directors and officers currently or within 60 days after April 28, 2004 pursuant to the exercise of warrants and the Unit Placement Agent Options, UPO's, and conversion of promissory notes or the Series A Convertible Preferred Stock.

Executive Compensation

        The following table sets forth the compensation for services provided to us in all capacities for the fiscal years ended December 31, 2003, 2002 and 2001, by (i) each person who served as our Chief Executive Officer during 2003, (ii) each of our other most highly compensated executive officers as of December 31, 2003 whose total annual salary and bonus for 2003 exceeded $100,000, and (iii) one other person who no longer served as an executive officer as of December 31, 2003, but whose total salary and bonus for 2003 exceeded $100,000.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Options (#)	All Other Compensation ($)(1)(2)(3)
John N. Bonfiglio Chief Executive Officer(4)	2003 2002 2001	255,000 — —	100,000 — —	750,000 — —	3,669 — —
Ronald B. Moss Former President(5)	2003 2002 2001	26,948 212,258 187,425	— 75,000 —	— 100,992 —	287 3,157 3,063
Bjorn K. Lydersen Vice President, Manufacturing(6)	2003 2002 2001	190,996 100,421 —	— — —	300,000 75,000 —	3,896 2,081 —
Georgia Theofan Vice President, Clinical Development(7)	2003 2002 2001	148,792 111,361 91,859	25,000 4,499	172,467 8,235 4,387	2,932 2,270 1,789
Michael L. Jeub Former Vice President of Finance, Chief Financial Officer, Secretary and Treasurer(8)	2003 2002 2001	178,768 111,461 —	— — —	250,000 62,500 —	54,049 3,549 —

(1)
During fiscal year 2003, we made contributions under our 401(k) Plan for Dr. Bonfiglio, Dr. Moss, Dr. Lydersen, Dr. Theofan and Mr. Jeub of $2,400, $212, $2,400, $2,232 and $2,308, respectively. We also funded a group term life insurance plan in an amount in excess of $50,000. Amounts added to compensation related to this plan for Dr. Bonfiglio, Dr. Moss, Dr. Lydersen, Dr. Theofan and Mr. Jeub were $1,269, $75, $1,496, $700 and $3,280, respectively. Mr. Jeub's other compensation includes $48,461 of severance pay.

(2)
During fiscal year 2002, we made contributions under our 401(k) Plan for Dr. Moss, Dr. Lydersen, Dr. Theofan and Mr. Jeub of $2,400, $1275, $1,669 and $1,552, respectively. We also funded a group term life insurance plan in excess of $50,000. Amounts added to compensation related to this plan for Dr. Moss, Dr. Lydersen, Dr. Theofan and Mr. Jeub were $757, $806, $601 and $1,997, respectively.

(3)
During fiscal year 2001, we made contributions under our 401(k) Plan for Dr. Moss and Dr. Theofan of $2,400 and $1,324, respectively. We also funded a group term life insurance plan in an amount in excess of $50,000. Amounts added to compensation related to this plan for Dr. Moss and Dr. Theofan were $663 and $465, respectively.

(4)
Dr. Bonfiglio joined us as Chief Executive Officer in January 2003.

(5)
Dr. Moss became our President in September 2002. Dr. Moss served as our Vice President of Medical and Scientific Affairs prior to that time. Dr. Moss resigned in January 2003.

(6)
Dr. Lydersen joined us as Vice President, Manufacturing in June 2002.

(7)
Dr. Theofan was promoted to Vice President, Clinical Development in January 2003. She served as Director of Clinical Development prior to that time.

(8)
Mr. Jeub joined us as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer in June 2002. Mr. Jeub resigned in October 2003.

Compensation of Directors

        During April 2003, non-employee directors, as a group, were granted options from the 2003 Stock Option Plan to purchase a total of 1,140,000 shares of our common stock at an exercise price of $1.12 per share in lieu of monetary compensation for the two years, covering 2002 and 2003. The options vested 50% upon grant with the remaining 50% vesting ratably over two years. Also during April 2003, the non-employee directors' outstanding stock option grants were repriced to an exercise price of $1.12 per share, as part of a company-wide repricing in which all employees (other than Dr. Bonfiglio) also participated. A total of 112,596 options held by our now-current directors, with a weighted average exercise price of $17.91, were repriced.

        Our directors do not receive cash compensation for their Board service.

        Directors who never have been our employees were to receive options to purchase 6,250 shares of our Common Stock upon election or appointment to the Board of Directors pursuant to the 1989 Stock Plan. However, such automatic grants were not made in 2003.

        During June 2003, Mr. Greenacre was granted an option to purchase 100,000 shares of our common stock at an exercise price of $3.02, upon his appointment to the Board of Directors. The option vested 50% upon grant with the remaining 50% vesting ratably over one year.

        In 2004, the Board adopted a new compensation policy under which on each July 1 each outside director will receive 100,000 stock options, which will vest daily over one year. New outside directors would receive 50,000 stock options vested immediately and a prorated portion of another 50,000 stock options, vesting through the upcoming June 30. (Mr. Reilly's 2004 arrangement will be amended to conform to this new policy.)

        In September 2002, we renewed our consulting agreement with Mr. Glavin, which provides that Mr. Glavin will use reasonable efforts to furnish consulting services to us in return for an annual fee of $48,000. For consulting services rendered during 2003, Mr. Glavin earned $48,000 and was owed accrued fees in the amount of $88,000, representing fees for 2003 and a portion of 2002. These fees were settled in January 2004 with a $25,000 cash payment and 41,424 shares of common stock. The agreement ended in December 2003.

        In October 2002, we entered a one-year consulting agreement with Dr. Rosenthal for services related to our clinical and scientific efforts for a monthly fee of $2,000. During 2003, he received the full $24,000 for the one-year contract. The agreement ended in October 2003.

Compensation Committee Interlocks and Insider Participation

        For our fiscal year ended December 31, 2003, Mr. Glavin and Dr. Rosenthal served as the members of our Compensation and Stock Option Committee. Mr. Glavin is our Chairman and at various times has been our Chief Executive Officer, President and Treasurer.

        In 2003, the compensation committee functions were performed by the entire Board of Directors. Dr. Bonfiglio, upon joining the Board and becoming our Chief Executive Officer in January 2003, participated in Board deliberations concerning executive officer compensation.

        None of our executive officers served during 2003 as a director or compensation committee member of any other company, where the other company had one of its executive officers on our Board of Directors or Compensation and Stock Option Committee

Change in Control Arrangements

        John Bonfiglio entered into an employment letter agreement with us as of January 6, 2003 to serve as our Chief Executive Officer through 2004 and for successive two-year terms thereafter, unless either party gives at least 90 days notice of non-renewal before the end of the initial term or any extended term. His base salary rate shall be at least $260,000 per annum, and he is eligible for an annual bonus of up to 150% of base salary. He also received an initial grant of 750,000 stock options, subject to various vesting provisions. If there is a change in control, vesting of the options accelerates. If the agreement expires, he is terminated without cause or he resigns for good reason, he will (provided that he gives us a release) receive up to twelve months of salary and his vested options will remain exercisable for six months.

        Michael Green entered into an employment letter agreement with us effective as of October 10, 2003 to serve as our Chief Financial Officer and Vice President, Finance through May 31, 2004 and for successive eight-month terms thereafter, unless either party gives at least 90 days notice of non-renewal before the end of the initial term or any extended term. His base salary rate shall be at least $200,000 per annum, and he is eligible for an annual bonus of up to 50% of base salary. He also received an initial grant of 60,000 stock options, vesting over eight months. If the agreement expires, he is terminated without cause or he resigns for good reason, he will (provided that he gives us a release) receive up to six months of salary and his vested options will remain exercisable for six months. Mr. Green received a signing bonus of $6,800.

        In addition, our executive officers may receive stock options, not required under any employment agreement, under our 1989 Stock Plan and/or our 2003 Stock Plan. Like all holders of stock options under these Plans, they can receive advantageous treatment of the stock options if we are acquired or experience a change in control.

        Our 1989 Stock Plan, as amended, and our 2003 Stock Plan ("the Plans") provide that in the event of a merger or reorganization, we shall either continue outstanding options granted under the Plans, or shall provide for the exchange of such options for a cash payment equal to the difference between the amount paid for one share under the terms of the merger or reorganization and the exercise price for each option, or shall accelerate the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionee's consent. Outstanding employee stock option agreements entered into pursuant to the Plans provide for the automatic vesting of employee stock options in the event of a change in control. Our Plans provide that a change of control will not be deemed to have occurred if a person is or becomes the beneficial holder of 50% of our outstanding securities through the purchase and subsequent conversion, exercise or exchange of convertible notes and warrants issued pursuant to the Note Purchase Agreement, dated as of November 11, 2001, as amended, between us and KKP, Oshkim and the Kimberlin Family Trust and any affiliates or related parties thereof. Future employee stock option agreements and common stock purchase agreements entered into pursuant to the Plans will contain similar provisions unless otherwise determined by the Option Committee.

STOCK OPTIONS

        The following tables summarize option grants to and exercises by John N. Bonfiglio, Ronald B. Moss, Bjorn K. Lydersen, Georgia Theofan and Michael L. Jeub, and the value of the options held by such persons at the end of fiscal 2003. We do not grant stock appreciation rights.

Option Grants in Fiscal Year 2003

	Individual Grants
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year(1)	Exercise or Base Price ($/Sh)(2)	Expiration Date(3)		Grant Date Present Value ($)(4)
John N. Bonfiglio	750,000	22.4	1.20	01/13/13		291,214
Ronald B. Moss	—	—	—	—		—
Bjorn K. Lydersen	300,000	9.0	1.12	04/14/13	(5)	106,179
Georgia Theofan	172,467	5.2	1.12	04/14/13	(6)	59,968
Michael L. Jeub	250,000	7.5	1.12	10/09/04		11,924

(1)
We granted options covering a total of 3,341,359 shares of our common stock to employees in 2003.

(2)
The exercise price on each date of grant was equal to the fair market value of our common stock on the date of grant.

(3)
The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4)
The fair value of each option grant was estimated as of the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions used for grants in 2003: risk free interest rate of 2.843%, expected option life of five years, expected volatility of 1.63 and a dividend rate of zero. Option valuation using a Black-Scholes based option-pricing model generates a theoretical value based upon certain factors and assumptions. Therefore, the value, which is calculated, is not intended to predict future prices of our common stock. The actual value of a stock option, if any, is dependent on the future price of the stock, overall stock market conditions and continued service with us. There can be no assurance that the values reflected in this table or any other value will be achieved.

(5)
A portion of Dr. Lydersen's current year grants represent repriced options with various expirations (see the 10-Year Option Repricings table). The new grant expires on 4/14/13.

(6)
A portion of Dr. Theofan's current year grants represent repriced options with various expirations (see the 10-Year Option Repricings table). The new grant expires on 4/14/13.

Option Exercises in Fiscal Year 2003 and
Option Values at End of Fiscal Year 2003

			Number of Securities Underlying Unexercised Options at End of Fiscal 2003 (#)		Value of Unexercised In-the-Money Options at End of Fiscal 2003 ($)(1)
	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable/Unexercisable		Exercisable/Unexercisable
John N. Bonfiglio	—	—	285,584	464,416	88,531	143,969
Ronald B. Moss	—	—	—	—	—	—
Bjorn K. Lydersen	50,000	102,265	163,408	86,592	63,729	33,771
Georgia Theofan	—	—	126,021	46,446	49,148	18,114
Michael L. Jeub	10,000	6,606	167,841	—	65,458	—

(1)
Calculated on the basis of the fair market value of our common stock at December 31, 2003, the fiscal year end ($1.51 per share), minus the exercise price.

10-Year Option Repricings

Name	Date of Repricing	Number of Securities Underlying Options Repriced	Market Price of Stock at Time of Repricing		Exercise Price at Time of Repricing		New Exercise Price		Length of Original Option Term Remaining at Date of Repricing
Bjorn K. Lydersen	4/14/03	75,000		$1.12		$2.36		$1.12	110 months
Georgia Theofan	4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03 4/14/03	95 2,887 6,250 1,985 1,500 962 962 1,250 875 875 437 875 54 3,460	$ $ $ $ $ $ $ $ $ $ $ $ $ $	1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12	$ $ $ $ $ $ $ $ $ $ $ $ $ $	29.52 5.92 2.28 3.68 23.32 14.00 10.50 20.50 20.50 43.75 41.00 38.52 31.52 20.52	$ $ $ $ $ $ $ $ $ $ $ $ $ $	1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12 1.12	46 months 96 months 113 months 105 months 97 months 80 months 93 months 76 months 74 months 69 months 63 months 58 months 39 months 31 months
Michael L. Jeub	4/14/03	62,500		$1.12		2.36		$1.12	18 months

COMPENSATION COMMITTEE REPORT

        The following is a report by our Compensation and Stock Option Committee:

Overview and Philosophy

        The Compensation and Stock Option Committee of the Board of Directors (the "Compensation Committee") has concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as profit levels and return on equity. This is primarily because our products are either in development or clinical testing phases, and we have not yet realized any significant revenues or product sales. The policy of the Compensation Committee is to base its decisions upon the following three principal compensation elements:

  •
  Base salary levels which are commensurate with those of comparable positions at other biotechnology companies given the level of seniority and skills possessed by the executive officer and which reflect the individual's performance with us over time.

  •
  Annual bonuses tied to the achievement of corporate and individual performance objectives and our stock performance.

  •
  Long-term stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and our stockholders.

Base Salary

        We establish base salary levels for executive employees by reviewing the aggregate of base salary and annual bonus for executive in equivalent positions with our competitors in the biotechnology industry at a stage of product development comparable to us and at other companies which compete with us for executive talent.    Extensive salary survey data is available on the industry (for example, the annual "Biotechnology Compensation and Benefits Survey" conducted by Radford Associates and other surveys depicting regional compensation information) and is utilized by us in establishing annual base salaries. Generally, we set our competitive salary for an executive officer position at the median level compared to those companies surveyed. The base salary of the CEO and all other executive officers is reviewed annually, although our employment agreements with Dr. Bonfiglio and Mr. Green set minimums for their base salary rates.

Annual Incentive Compensation

        Annual cash bonus payments are discretionary. Bonus payments, if any, to executive officers are based on two principal factors: corporate performance as compared to our annual goals and objectives and individual performance relative to corporate performance and individual goals and objectives. For 2003, we paid cash bonuses to Dr. Bonfiglio and Dr. Theofan for successful completion of predefined goals and objectives relative to our clinical development plan. We also paid a signing bonus to Mr. Green upon hiring in October 2003

        The achievement of corporate goals by executive officers is evaluated by the CEO, the results of which are submitted to the Compensation Committee for review and approval. Bonus payments for the CEO are evaluated and approved by the Compensation Committee after its review of the CEO's achievement of goals.

Stock Option Program

        To conserve our cash resources and to align the interests of the executive officers with the stockholders, we place special emphasis on equity-based incentives to attract, retain and motivate executive officers as well as all other employees. Under our stock option plans, options are granted at the fair market value on the date of grant, and are generally subject to time vesting. On April 14, 2003, we repriced the 788,555 outstanding stock options held by all of our then-current employees and directors (except Dr. Bonfiglio) and certain consultants to an exercise price of $1.12, the fair market value on that day. The provisions of the repricing included an acceleration for options that were vested less than 50% to become immediately 50% vested with the remainder to vest over the next two years. All other provisions of the repriced stock options will remain the same. We repriced the options because they were so far underwater (the weighted average exercise price of the options before the repricing was $11.66) that we felt they did not provide a meaningful incentive to the option holders, and in fact were more apt to have a demoralizing effect. Although to reprice options has an undesirable potential effect on reported earnings under current accounting principles, we believe it was more important to restore the incentivization effect of our options program. Also, we believe that the effect of noncash compensation expense on our reported net income or loss is unlikely to have a significant impact on our market value, in view of our stage of development.

Discussion of 2003 Compensation for the Chief Executive Officer

        On January 7, 2003, we appointed Dr. John N. Bonfiglio as our Chief Executive Officer.

        Under his employment agreement, we agreed to pay him a base salary of no less than $260,000 per annum and to give him an initial grant of 750,000 stock options.

        We paid Dr. Bonfiglio a discretionary 2003 cash bonus of $100,000, reflecting the progress of the Company in raising funds and refining its strategy for commercializing its science.

        Dr. Bonfiglio's 2003 annual base compensation of $260,000 is consistent with industry standards calculated to be commensurate with the average salaries paid by other companies in the biotechnology industry that are within the survey information available.

        We recognize that our operations resulted in a net loss and expect that losses will continue until one or more of the disease treatments under development are commercialized.

Miscellaneous

        Section 162(m) of the Internal Revenue Code disallows the deductibility by us of any compensation over $1.0 million per year paid to each of the chief executive officer and the four other most highly compensated executive officers, unless certain criteria are satisfied. We do not expect that anyone will soon exceed this threshold.

        This Compensation Committee did not hold separate meetings in 2003. The actions described above were formally actions of the Board of Directors, in each case with unanimous approval by the Directors who at the time were members of the Compensation Committee.

  James B. Glavin
  Kevin L. Reilly
  Alan S. Rosenthal

STOCK PRICE PERFORMANCE GRAPH

        The following graph illustrates a comparison of the cumulative total stockholder return (change in stock price plus reinvested dividends) of our Common Stock with the Center for Research in Securities Prices ("CRSP") Total Return Index for The Nasdaq National Market (U.S. and Foreign) (the "Nasdaq Composite Index") and the CRSP Total Return Index for Nasdaq Pharmaceutical Stocks (the "Nasdaq Pharmaceutical Index")(1) over a five-year period. The comparisons in the graph are required by the SEC and are not intended to forecast or be indicative of possible future performance of our Common Stock.

	12/31/98	12/31/99	12/29/00	12/31/01	12/31/02	12/31/03
The Immune Response Corporation	$100.00	$39.94	$24.14	$12.32	$2.23	$3.47
Nasdaq Composite Index	100.00	186.44	112.66	88.84	61.13	92.21
Nasdaq Pharmaceutical Index	100.00	188.55	235.19	200.45	129.52	189.85

        Assumes a $100.00 investment on December 31, 1998, in each of the Common Stock, the securities comprising the Nasdaq Composite Index, and the securities comprising the Nasdaq Pharmaceutical Index.

(1)
The Nasdaq Pharmaceutical Index includes all companies on Nasdaq within SIC Code 283.

CERTAIN TRANSACTIONS

Long-Term Convertible Promissory Notes and Warrants:

        As of January 1, 2003, numerous outstanding convertible secured promissory notes and warrants from multiple-stage private placements were held by Cheshire Associates LLC ("Cheshire"), an entity controlled by Kevin Kimberlin. Some of these securities were transferred to Cheshire by other entities controlled by Mr. Kimberlin. The number of shares issuable upon conversion of the promissory notes and exercise of the warrants held by Cheshire Associates, as well as the applicable conversion prices of the notes and exercise prices of the warrants, are subject to price-based anti-dilution adjustment in the event that we issue certain securities.

        During June 2003, Cheshire exercised its option to convert $4,200,000 of principal on notes and all accrued and unpaid interest thereon of $805,000 into 1,613,572 shares of our common stock. During July 2003, Cheshire cancelled our note in the amount of $2,400,000 as payment for the aggregate exercise price of Class A warrants to purchase 1,774,888 shares in connection with the July 7, 2003 Class A warrant exercise. Like other participants in this transaction, Cheshire received additional shares of our common stock to incentivize its exercise of the warrants; Cheshire received 887,444 of such incentive shares. As a result of the Class A warrant exercise, Cheshire now holds 1,774,888 Class B warrants, which are exercisable into 1,774,888 shares of our common stock at $1.77 per share. As of December 31, 2003, there were six remaining convertible promissory notes totaling $7,208,000 convertible into 6,597,464 shares of our common stock at discounted conversion prices. The number of shares of common stock issuable upon the exercise of eight outstanding warrants increased to 9,787,677 shares as a result of the anti-dilution provisions due to our private placement of common stock to non-affiliates in October 2003.

        All of the remaining notes described above and the notes described below that were issued in March, May and June of 2003, are secured by our intellectual property.

Short-term Convertible Promissory Notes:

        We issued additional notes to Cheshire during 2003. On March 28, 2003, we issued to Cheshire a short-term convertible promissory note in the amount of $2,000,000, bearing interest at the rate of 8% per annum. The note issued in March 2003 was convertible into 1,626,016 shares of our common stock at a price of $1.23 per share (which was the closing price of our common stock on March 27, 2003). In May 2003, we issued to Cheshire two short-term convertible promissory notes in the aggregate amount of $1,080,000, bearing interest at the rate of 8% per annum. One of the May notes, with a principal balance of $1,000,000, was convertible into shares of common stock on terms to be negotiated in good faith prior to its maturity date. The $80,000 May Note was convertible into 59,259 shares of common stock at a price of $1.35 per share. In June 2003, we issued to Cheshire a short-term convertible promissory note in the amount of $819,000, bearing interest at the rate of 8% per annum. The June Note was convertible into shares of common stock on terms to be negotiated in good faith prior to its maturity date. All of the above short-term convertible promissory notes totaling $3,899,000 issued in 2003, plus approximately $219,000 of accrued interest, were converted into 688,146 shares of Series A convertible preferred stock in January 2004.

Other:

        The Board of Directors believes that the foregoing transactions were in the best interests of the Company and its stockholders. It is the Company's current policy that all transactions by the Company with officers, directors, 5% stockholders or their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, and are on terms no less favorable to the Company than could be obtained from unaffiliated parties.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table provides information as of December 31, 2003 regarding compensation plans (including individual compensation arrangements) under which equity securities of The Immune Response Corporation are authorized for issuance.

Plan category (in thousands)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights* (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,049	$2.06	1,509
Equity compensation plans not approved by security holders(1)	750	1.20

Total	3,799	$1.89	1,509

*
As adjusted for reverse stock split.

(1)
These 750,000 shares were granted outside of a plan to Dr. Bonfiglio in January 2003 in connection with his employment agreement at an exercise price of $1.20 per share. The stock options have a term of 10 years with vesting as follows: (i) 50,000 shares vested immediately as of January 13, 2003; (ii) 75,000 shares vested in September 2003 upon the achievement of certain milestones as described in the employment agreement between us and Dr. Bonfiglio; (iii) 125,000 shares vested twelve months after the effective date of the employment agreement, January 7, 2004; and (iv) 500,000 shares shall vest pro rata daily with each day of Dr. Bonfiglio's continuous service as employee, director or consultant for three years following the date of grant.

PROPOSAL 2

AMENDMENT OF THE 2003 STOCK PLAN TO INCREASE THE AUTHORIZED NUMBER OF
SHARES ISSUABLE AND TO "ROLL IN" THE 1989 STOCK PLAN

        The 2003 Stock Plan of The Immune Response Corporation, as proposed to be amended, (the "Plan") is provided as Exhibit A hereto. The following description of the Plan is a summary only. It is subject to, and qualified in its entirety by, Exhibit A.

        Our proposed amendment of the Plan is to incorporate the remaining authorized shares and outstanding stock options under our 1989 Stock Plan into the 2003 Stock Plan and to increase the authorized number of shares issuable under the 2003 Stock Plan by 3,542,680 shares (including 1,542,680 shares from the 1989 Stock Plan). Before there were 3,250,000 shares authorized under the 2003 Stock Plan; we propose to increase that to 6,792,680.

Summary of the 2003 Stock Plan

Purpose

        The purpose of the Plan is to assist us in the recruitment, retention and motivation of employees (including officers), directors and consultants who are in a position to make material contributions to our progress. The Plan offers a significant incentive to such employees, directors and consultants by enabling them to acquire our Common Stock, thereby increasing their proprietary interest in our growth and success.

Administration

        The 2003 Stock Plan is administered by the Compensation and Stock Option Committee. Subject to the limitations set forth in the Plan, the Compensation and Stock Option Committee has the authority to determine to whom options will be granted and shares will be sold, the number of shares to be offered for sale and options to be granted, the price and other terms and conditions of each sale of shares and the exercise price and terms and conditions of each option and the type of option (ISO or NSO, as described below) to be granted, and to interpret the Plan and adopt rules there under and to make all other decisions relating to the operation of the Plan. In addition, our Chief Executive Officer has been granted an equivalent authority to administer the 2003 Stock Plan with respect to employees who are not officers or directors of the Company.

Eligibility and Shares Subject to the 2003 Stock Plan

        Under the 2003 Stock Plan, 3,250,000 shares of Common Stock have been reserved for issuance either by direct sale or upon exercise of options granted to employees (including officers), directors and consultants. The proposed amendment would increase this to 6,792,680. The Plan provides for the grant of both incentive stock options ("ISO's") intended to qualify as such under section 422 of the Internal Revenue Code of 1986, as amended, and nonstatutory stock options ("NSO's"). ISO's may be granted only to our employees. NSO's may be granted, and Common Stock may be sold directly, to our employees (including officers), directors and consultants. The Plan provides that options granted to any optionee in a single calendar year shall not cover more than 500,000 shares. Such limitation has been added in response to recent changes in federal income tax laws and is designed to qualify income recognized upon exercise of options granted under the Plan for tax deductibility by us. If any options granted under the Plan shall for any reason expire or be canceled or otherwise terminated without having been exercised in full, the shares allocable to the unexercised portion of such options shall again become available for the Plan. Additionally, if shares issued under the Plan are forfeited, they also become available for new grants.

        As of March 31, 2004, pursuant to the 2003 Stock Plan, we have issued options to purchase 1,370,098 shares to our employees in the aggregate, 589,232 shares to consultants in the aggregate and 840,000 shares to members of the Board of Directors in the aggregate. In addition, as of March 31, 2004, we have 317,546 options to employees outstanding under the 1989 Stock Plan, 530,862 options to consultants outstanding under the 1989 Stock Plan and 264,792 options to members of the Board of Directors outstanding under the 1989 Stock Plan.

        The future allocation of the shares of stock, which the stockholders are being asked to approve hereby, has not been determined. Pursuant to the terms of the Plan, our Compensation and Stock Option Committee and/or our Chief Executive Officer, as appropriate, will determine the number of options (and any other awards) to be allocated to directors, employees and independent contractors under the Plan in the future, and such allocations only may be made in accordance with the provisions of the Plan as described herein. We believe that the granting of options is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to our continued progress, which ultimately is in the interest of our stockholders.

Terms of Options

        Options granted pursuant to the Plan will vest at the time or times determined by the Compensation and Stock Option Committee and/or our Chief Executive Officer, as appropriate, subject to limitations set forth in the Plan. The maximum term of each option granted under the Plan is 10 years (5 years in the case of an ISO granted to a 10% stockholder). Stock options granted under the Plan must be exercised by the optionee during the earlier of the term of such option or within 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability.

        The exercise price of shares of Common Stock subject to options qualifying as ISO's must not be less than 100% (110% in the case of an ISO granted to a 10% stockholder) of the fair market value of the Common Stock on the date of the grant. The exercise price of NSO's granted under the Plan must not be less than 85% of the fair market value of the Common Stock on the date of grant. Under the Plan, the exercise price is payable in cash, Common Stock or by full-recourse promissory note, except as otherwise prohibited by applicable law. The Plan also permits an optionee to, except as otherwise prohibited by applicable law, pay the exercise price of an option by delivery (on a form prescribed by us) of an irrevocable direction to a securities broker approved by us to sell the optionee's shares and deliver all or a part of the sale proceeds to us in payment of all or part of the exercise price and any withholding taxes or by delivery of an irrevocable direction to pledge the optionee's shares to a securities broker or lender approved by us as security for a loan and to deliver all or part of the loan proceeds to us in payment of all or part of the exercise price and any withholding taxes.

Terms of Shares Offered for Sale

        The terms of any sale of shares of Common Stock under the Plan will be set forth in a common stock purchase agreement to be entered into between us and each purchaser. The terms of the stock purchase agreements entered into under the Plan need not be identical, and the Compensation and Stock Option Committee shall determine all terms and conditions of each such agreement, which shall be consistent with the Plan. The purchase price for shares sold under the Plan shall not be less than 85% (100% in the case of shares sold to a 10% stockholder) of the fair market value of such shares. The purchase price may be paid, at the Compensation and Stock Option Committee's discretion, except as otherwise prohibited by applicable law, with a full-recourse promissory note secured by the shares, except that the par value of the shares must be paid in cash. Shares also may be awarded under the Plan in consideration of services rendered before the award, without a cash payment by the recipient.

        Shares sold under the Plan will vest upon satisfaction of the conditions specified in the stock purchase agreement. Vesting conditions are determined by the Compensation and Stock Option Committee, subject to the limitations set forth in the Plan, and may be based on the recipient's service, individual performance, our performance as a company or such other criteria as the Compensation and Stock Option Committee may adopt. Shares may be subject to repurchase by us at their original purchase price in the event that any applicable vesting conditions are not satisfied. Shares sold under the Plan may not be resold or otherwise transferred until they have vested, except that certain transfers to a trust may be permitted. Any right to acquire shares under the Plan (other than an option) will automatically expire if not exercised within 30 days after the grant if such right was communicated by the Compensation and Stock Option Committee. A holder of shares sold under the Plan has the same voting, dividend and other rights as our other stockholders.

Duration, Amendment and Termination

        The Board of Directors may amend, suspend or terminate the Plan at any time, except that any such amendment, suspension or termination shall not affect any option previously granted. Any amendment of the Plan, however, which increases the number of shares available for issuance, materially changes the class of persons who are eligible for the grant of ISO's or, if required by Rule 16b-3 (or any successor) under the Securities Exchange Act of 1934, as amended, would materially increase the benefits accruing to participants under the Plan or would materially modify the requirement as to eligibility for participation in the Plan, is subject to approval of our stockholders. Stockholder approval is not required for any other amendment of the Plan. Unless sooner terminated by the Board of Directors, the Plan will terminate in February 2013, and no further options may be granted or stock sold pursuant to such plan following the termination date.

Effect of Certain Corporate Events

        Outstanding employee stock option agreements entered into pursuant to the Plan provide for the automatic vesting of employee stock options and (in the case of the common stock purchase agreements) the automatic termination of our right of repurchase upon a change of control. Future employee stock option agreements and common stock purchase agreements entered into pursuant to the Plan will contain similar provisions, unless otherwise determined by the Compensation and Stock Option Committee.

        For purposes of the Plan, the term "change in control" means (1) that a change in the composition of the Board of Directors occurs as a result of which fewer than two-thirds of the incumbent directors are directors (the "Continuing Directors") who either had been directors of our company 24 months before such change or were elected or nominated for election to the Board of Directors with the approval of at least a majority of the directors who had been directors of our company 24 months before such change and who were still in office at the time of the election or nomination, (2) that any person is or becomes the beneficial owner, directly or indirectly, of at least 25% of the combined voting power of our outstanding securities and such ownership has not been approved by a majority of the Continuing Directors who had been directors of our company 24 months before the acquisition or aggregation and who were still in office at the time of such acquisition or aggregation, or (3) that any person is or becomes the beneficial owner, directly or indirectly, of at least 50% of the combined voting power of our outstanding securities. For the purposes of (3) above, a "change in control" will not be deemed to have occurred if any person (e.g., Kevin Kimberlin) becomes the beneficial owner of at least 50% of our outstanding securities through the purchase and subsequent conversion, exercise or exchange of, convertible notes and warrants issued pursuant to a certain Note Purchase Agreement, dated November 11, 2001. A change in the relative beneficial ownership under (2) or (3) above by reason of a repurchase by us of our own securities will be disregarded.

        In the event of a subdivision of the outstanding Common Stock, a combination or consolidation of the outstanding Common Stock (by reclassification or otherwise) into a lesser number of shares, a declaration of a dividend payable in Common Stock or in a form other than Common Stock in an amount that has a material effect on the price of the shares, or a similar occurrence, the Compensation and Stock Option Committee will make adjustments in the number and/or exercise price of options and/or the number of shares available under the Plan, as appropriate.

        In the event of a merger or other reorganization, outstanding options will be subject to the agreement of merger or reorganization. Such agreement will provide for the assumption of outstanding options by the surviving corporation or its parent, for their continuation by us (if we are the surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one share under the agreement of merger or reorganization and the exercise price for each option, or for the acceleration of the exercisability of each option followed by the cancellation of options not exercised, in all cases without the optionee's consent.

Federal Income Tax Consequences of Options Under the 2003 Stock Plan

        Neither the optionee nor us will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and we will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; we generally will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the 2003 Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. We will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

Financial Reporting Consequences

        To date, employee stock options with an exercise price of at least 100% of grant-date fair market value have not resulted in the issuer having compensation expense for financial reporting purposes. The Financial Accounting Standards Board has recently issued an Exposure Draft of a proposed rule which would require issuers to record compensation expense for the grant-date fair value of stock options, spread over the options' vesting periods. The Exposure Draft's proposed rule would, for public companies such as us, require such new treatment for all stock options granted or modified beginning January 1, 2005, and for the portions of earlier-granted stock options which vest on or after January 1, 2005. We do not currently believe that, even if the proposed rule becomes effective, we would change our policies and practices with regard to the granting of stock options; however, if the proposed rule becomes effective, we will evaluate whether it would be wise to do so.

Incorporation of 1989 Stock Plan

        As part of Proposal 2, all outstanding stock options under our 1989 Stock Plan and all unissued, authorized shares under the 1989 Stock Plan would be incorporated into the 2003 Stock Plan, and no further option or other grants would be made under the 1989 Stock Plan. Of the 2,475,000 shares authorized under the 1989 Stock Plan, 932,320 shares have already been issued; there remain 1,113,200 outstanding stock options granted and 429,480 other authorized but unissued shares available for grant. The 1989 Stock Plan options would continue to be governed by their contractual documentation, without any diminution of their rights; but they would otherwise be governed under the 2003 Stock

Plan. For example, the Compensation and Stock Option Committee would have discretion to extend to 1989 Stock Plan options the same treatment in the event of mergers or other reorganizations, as is applicable to 2003 Stock Plan options.

        The 1989 Stock Plan is essentially similar to the 2003 Stock Plan except that the 2003 Stock Plan is tailored for compliance with California securities regulations (because we are no longer exempt from those regulations since our stock has been traded on the Nasdaq SmallCap Market rather than the Nasdaq National Market), and the 1989 Stock Plan provides for automatic annual option grants to outside directors. The 2003 Stock Plan has no automatic grant provisions; and if Proposal 2 is adopted, there will be no further automatic grants of this kind. However, the Board of Directors and the Compensation and Stock Option Committee remain free, as they were before, to make discretionary grants of stock options to directors. The Board of Directors recently adopted a policy to make regular discretionary grants of 100,000 stock options to each outside director, each July 1.

Shares Currently Available Under the 2003 Stock Plan

        Of the 3,250,000 shares originally authorized under the 2003 Stock Plan, 495,325 have already been issued and 2,799,330 stock options are outstanding. Therefore, we currently are in a deficit position in the amount of 44,655 shares under the 2003 Stock Plan. Unless Proposal 2 is approved, we would not be able to honor our existing obligations under the 2003 Stock Plan if all the currently outstanding stock options were exercised, and we would not issue any further stock options under the 2003 Stock Plan. Therefore, we believe the proposed 2,000,000-share increase of the 2003 Stock Plan, above and beyond the roll-in of the 1989 Stock Plan options and shares, is necessary and desirable.

Vote Required

        The minimum vote, which will constitute stockholder approval of this Proposal 2, is the affirmative vote of a majority of the total votes present in person or represented by proxy.

The Board of Directors unanimously recommends a vote FOR Proposal 2.

RELATIONSHIP WITH AUDITORS

        The Audit Committee of the Board of Directors operates under a written charter adopted by the Board of Directors. The members of the Audit Committee are James B. Glavin, Martyn Greenacre and Kevin Reilly. All the members of the Audit Committee meet the independence standards of Rule 4200(a)(15) of the National Association of Securities Dealers' listing requirements.

        The Board of Directors has determined that James B. Glavin, Chair of the Audit Committee, is an audit committee financial expert as defined in the relevant securities law. This determination is based on a qualitative assessment of Mr. Glavin's level of knowledge and experience based on a number of factors, including his formal education and experience.

Audit Committee Report

        The following is a report by our audit committee:

        Management is responsible for the consolidated financial statements and reporting process, including the system of internal controls. The Company's independent accountants are responsible for performing an audit of the Company's consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee oversees and reviews these processes. The Audit Committee is not, however, an employee of the Company, nor does it provide any expert assurance or professional certification regarding the Company's financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company's independent accountants.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent accountants (BDO Seidman, LLP) a formal written statement describing all relationships between the accountants and the Company that might bear on the accountants' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the independent accountants any relationships that may impact their objectivity and independence, including fees paid relating to the audit and any non-audit services performed, and satisfied itself as to that firm's independence.

        The Audit Committee discussed and reviewed with the independent accountants all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

        The Audit Committee reviewed and discussed the audited financial statements with management. Based on this review and discussion, the Audit Committee's discussions and reviews with the independent auditors and the Audit Committee's review of the representations of management and the report of the independent accountants to the Audit Committee, subject to the limitations on the role and responsibility of the Audit Committee referred to in the written charter of the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company include the audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee also approved the reappointment of BDO Seidman, LLP to serve as our independent auditors for 2004, and the Board of Directors concurred in such authorization.

                      James B. Glavin
                      Martyn Greenacre
                      Kevin L. Reilly

Principal Accounting Firm Fees

        The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and 2002, by our principal accounting firm, BDO Seidman, LLP:

	2003		2002
Audit Fees	$121,006	(a)	$238,632	(b)
Audited Related Fees	$152,600	(c)	$44,513	(c)
Tax Fees	$8,741		$5,158
All Other Fees	$—		$—

(a)
BDO Seidman, LLP's fees for auditing services for the fiscal year ended December 31, 2003 and quarterly reviews for the year ended December 31, 2003.

(b)
During 2002, BDO Seidman, LLP provided auditing services for the fiscal year ended December 31, 2002 and reaudited and issued their opinion for fiscal year ended December 31, 2001.

(c)
Audit Related Fees for the years ended 2003 and 2002 include services rendered for the annual audit of our 401K Plan and services required for the filing of various registration statements of our common stock with the Securities and Exchange Commission.

        All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee's Outside Auditor Independence Policy provides for pre-approval of audit, audit-related and tax services specifically described by the Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

        Representatives of BDO Seidman, LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

CODE OF ETHICS

        We have adopted a code of ethics, which applies to our senior officers and also to all other personnel. We have posted it on our website, www.imnr.com. We will post on our website any amendment to, or waiver from, the code of ethics if it pertains to our chief executive officer, chief financial officer, principal accounting officer or controller and is of a kind that Item 10 of SEC Form 8-K would require to be disclosed.

NOMINATING AND GOVERNANCE COMMITTEE

        The Nominating and Governance Committee of the Board of Directors establishes Board membership criteria; assists the Board by identifying individuals qualified to become Board members; recommends to the Board matters of corporate governance; and facilitates the regular review of the performance of the Board and its committees, such review to be undertaken not less than every two years. The charter of the Nominating and Governance Committee is available on the Company's website (www.imnr.com).

        The Nominating and Governance Committee's membership is determined by the Board and is comprised of not fewer than three members of the Board of Directors. All members of the Nominating and Governance Committee meet the independence requirements of The Nasdaq Stock Market ("Nasdaq").

        The Nominating and Governance Committee considers candidiates for Board membership suggested by its members and other Board members, as well as management and shareholders. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Company's Corporate Secretary or any member of the Nominating and Governance Committee in writing with whatever supporting material the shareholder considers appropriate. The Nominating and Governance Committee will also consider whether to nominate any person nominated by a shareholder pursuant to the provisions of the Company's bylaws relating to shareholder nominations.

        Once the Nominating and Governance Committee has identified a prospective nominee, the Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendations of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate. The Committee then evaluates the prospective nominee against the standards and qualifications set out in the Nominating and Governance Committee Charter, including, but not limited to, consideration of: (i) roles and contributions valuable to the business community, (ii) personal qualities of leadership, character, judgment and whether the candidate possesses and maintains, throughout service on the Board, a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards, (iii) relevant knowledge and diversity of background and experience in such things as business, manufacturing, technology, finance and accounting, marketing, international business, government and the like; and (iv) whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings. A director's qualifications in light of these criteria is considered at least each time the director is re-nominated for Board membership.

        In connection with this evaluation, the Committee determines whether to interview the prosective nominee, and if warranted, one or more members of the Committee, and others as appropriate, interview prosective nominees in person or by telephone. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee.

STOCKHOLDER PROPOSALS

        Proposals of stockholders submitted pursuant to Rule 14a-8 under the Securities Exchange Act, and intended to be presented for consideration at the Company's 2005 Annual Meeting of Stockholders must be received by the Company not later than January 3, 2005, in order to be considered for inclusion in the Company's proxy materials for that meeting.

        The Company's bylaws also establish an advance notice procedure with respect to certain stockholder proposals. If a stockholder wishes to have a stockholder proposal considered at the Company's next annual meeting, the stockholder must give timely notice of the proposal in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, not less than 120 calendar days prior to the date the corporation's proxy statement is released to stockholders in connection with the previous year's annual meeting; provided, however, if the corporation did not hold an annual meeting the previous year or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline shall be a reasonable time before the corporation begins to mail and print its proxy materials.

SECURITY HOLDER COMMUNICATIONS TO BOARD OF DIRECTORS

        The process for security holders to send communications to our Board of Directors is to mark the communications to Chairman of the Board, c/o Michael K. Green (Corporate Secretary), The Immune Response Corporation, 5931 Darwin Court, Carlsbad, CA 92008. The Secretary will deliver all communications so received to the Chairman. The Chairman will copy and distribute the communication to the other Board members if, in his judgment, the best interest of the Company would be served by doing so.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) under the Securities Exchange Act, the Company's directors, executive officers and any persons holding more than 10% of the Common Stock are required to report their initial ownership of the Common Stock and the Series A Convertible Preferred Stock and any subsequent changes in that ownership to the SEC. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. In 2003 all filing requirements were satisfied except for the following: Bjorn K. Lydersen and Georgia Theofan each failed to timely file reports on Form 3, and Kevin Kimberlin failed to timely file four reports on Form 4 (but filed within seven days or less of the due date), pursuant to Section 16(a).

        In making this disclosure, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that have been filed with the SEC.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

        We have no formal policy regarding attendance of Board members at our Annual Meeting of Stock holders. Six of the then-current Board members attended our 2003 Annual Meeting of Stockholders.

OTHER MATTERS

        The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

        Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy card promptly.

                      By order of the Board of Directors

                      John N. Bonfiglio
                       Chief Executive Officer

Exhibit A

2003 STOCK PLAN OF

THE IMMUNE RESPONSE CORPORATION

(AS AMENDED)

i

SECTION 6. TERMS AND CONDITIONS OF AWARDS OR SALES		A-5
(a)	Stock Purchase Agreement	A-5
(b)	Duration of Offers and Nontransferability of Rights	A-5
(c)	Purchase Price	A-5
(d)	Withholding Taxes	A-6
(e)	Restrictions on Transfer of Shares	A-6
(f)	Shareholder Approval	A-6
SECTION 7. TERMS AND CONDITIONS OF OPTIONS		A-6
(a)	Stock Option Agreement	A-6
(b)	Number of Shares	A-6
(c)	Exercise Price	A-6
(d)	Withholding Taxes	A-6
(e)	Exercisability and Term	A-6
(f)	Nontransferability	A-7
(g)	Termination of Service (Except by Death)	A-7
(h)	Leaves of Absence	A-7
(i)	Death of Optionee	A-7
(j)	No Rights as a Stockholder	A-8
(k)	Modification, Extension and Renewal of Options	A-8
(l)	Restrictions on Transfer of Shares	A-8
(m)	Shareholder Approval	A-8
SECTION 8. PAYMENT FOR SHARES		A-8
(a)	General Rule	A-8
(b)	Surrender of Stock	A-9
(c)	Exercise/Sale	A-9
(d)	Exercise/Pledge	A-9
(e)	Services Rendered	A-9
(f)	Promissory Note	A-9
(g)	Surrender of Option	A-9
SECTION 9. ADJUSTMENT OF SHARES		A-9
(a)	General	A-9
(b)	Reorganizations	A-10
(a)	Reservation of Rights	A-10
SECTION 10. SECURITIES LAWS		A-10
SECTION 11. NO EMPLOYMENT RIGHTS		A-10
SECTION 12. DURATION AND AMENDMENTS		A-10
(a)	Term of the Plan	A-10
(b)	Right to Amend or Terminate the Plan	A-10
(c)	Effect of Amendment or Termination	A-11
(d)	Predecessor Plan Incorporation	A-11
SECTION 13. EXECUTION		A-12

ii

2003 STOCK PLAN OF

THE IMMUNE RESPONSE CORPORATION

Effective February 25, 2003

As Amended Through March 24, 2004

SECTION 1.    ESTABLISHMENT AND PURPOSE.

        The 2003 Stock Plan of The Immune Response Corporation (the "Plan") was established in 2003 to offer selected employees, directors, advisers and consultants an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing Shares of the Company's Common Stock.

        The Plan provides both for the direct award or sale of Shares and for the grant of Options to purchase Shares. Options granted under the Plan may include Nonstatutory Options as well as ISOs intended to qualify under section 422 of the Code. The Plan is intended to comply in all respects with Rule 16b-3 (or its successor) under the Exchange Act.

SECTION 2.    DEFINITIONS.

        (a)   "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (b)   "Change in Control" shall mean any of the following events:

          (1)   a change in the composition of the Board of Directors that occurs as a result of which fewer than two-thirds of the incumbent directors are directors ("Continuing Directors") who either had been directors of the Company 24 months prior to such change, or were elected or nominated for election to the Board with the approval of at least a majority of the directors who had been directors of the Company 24 months prior to such change and who were still in office at the time of the election or nomination;

          (2)   any person is or becomes the beneficial owner (directly or indirectly) of at least 25% of the combined voting power of the Company's outstanding securities, and such ownership has not been approved by a majority of the Continuing Directors; or

          (3)   any person is or becomes the beneficial owner (directly or indirectly) of at least 50% of the combined voting power of the Company's outstanding securities.

        For purposes of paragraphs (2) and (3), a change in the relative beneficial ownership by reason of the Company's repurchase of its own securities will be disregarded.

        For the purposes of paragraph (3), a Change in Control will not be deemed to have occurred if any person is or becomes the beneficially owner of at least 50% of the Company's outstanding securities through the purchase and subsequent conversion, exercise or exchange of, convertible notes and warrants issued pursuant to that certain Note Purchase Agreement, dated November 11, 2001, as amended.

        (c)   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (d)   "Consultant" shall mean an independent contractor or advisor who performs services for the Company or a Subsidiary (other than a member of the Board of Directors of the Company or a Subsidiary).

        (e)   "Committee" shall mean a committee of the Board of Directors, as described in Section 3(a).

        (f)    "Company" shall mean The Immune Response Corporation, a Delaware corporation.

        (g)   "Director" shall mean a member of the Board of Directors of the Company or of a Subsidiary.

        (h)   "Employee" shall mean any individual who is a common-law employee of the Company or a Subsidiary.

        (i)    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (j)    "Exercise Price" shall mean the amount for which one Share may be purchased upon exercise of an Option, as specified by the Committee in the applicable Stock Option Agreement.

        (k)   "Fair Market Value" shall mean the market price of Stock, determined by the Committee as follows:

          (i)    If Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report;

          (ii)   If Stock was traded over-the-counter on the date in question and was traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the last-transaction price quoted for such date by the Nasdaq system or the Nasdaq National Market;

          (iii)  If Stock was traded over-the-counter on the date in question but was not traded on the Nasdaq system or the Nasdaq National Market, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which Stock is quoted or, if the Stock is not quoted on any such system, by the "Pink Sheets" published by the National Quotation Bureau, Inc.; and

          (iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

        (l)    "ISO" shall mean an employee incentive stock option described in section 422(b) of the Code.

        (m)  "Nonstatutory Option" shall mean an employee stock option not described in sections 422 or 423 of the Code.

        (n)   "Officer" shall mean an Employee of the Company holding a title and position of vice president or higher and any "officer" within the meaning of that term for the purposes of Section 16(b) of the Exchange Act.

        (o)   "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

        (p)   "Option" shall mean an ISO or Nonstatutory Option granted under the Plan (or the Predecessor Plan) and entitling the holder to purchase Shares.

        (q)   "Optionee" shall mean an individual who holds an Option.

        (r)   "Outside Director" shall mean a member of the Board of Directors of the Company or of a Subsidiary who is not an Employee.

        (s)   "Plan" shall mean this 2003 Stock Plan of The Immune Response Corporation.

        (t)    "Predecessor Plan" shall mean, collectively, the Company's 1989 Stock Plan, as amended to date, and all stock plans which are predecessor plans previously incorporated into the 1989 Stock Plan.

        (u)   "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

        (v)   "Service" shall mean service as an Employee, Director or Consultant.

        (w)  "Share" shall mean one share of Stock, as adjusted in accordance with Section 10 (if applicable).

        (x)   "Stock" shall mean the Common Stock of the Company.

        (y)   "Stock Option Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her Option.

        (z)   "Stock Purchase Agreement" shall mean the agreement between the Company and an Offeree who acquires Shares under the Plan which contains the terms, conditions and restrictions pertaining to the acquisition of such Shares.

        (aa) "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50 percent of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (bb) "Total and Permanent Disability" shall mean that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

SECTION 3.    ADMINISTRATION.

        (a)    Committee Membership.    The Plan shall be administered by the Committee. The Committee shall consist of two or more disinterested members of the Board of Directors and shall meet such other requirements as may be established from time to time by the Securities and Exchange Commission for plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act. The Committee may delegate its functions to one or more members of the Board of Directors, who need not be disinterested directors, to administer the Plan with respect to Employees who are not Officers or Directors of the Company, and such delegated member of the Board of Directors may grant Shares and Options under the Plan to those Employees who are not Officers or Directors of the Company, and may determine the timing, number of Shares and other terms of such grants in a manner not inconsistent with the terms of this Plan.

        (b)    Disinterested Directors.    A member of the Board of Directors shall be deemed "disinterested" only if he or she satisfies (i) such requirements as the Securities and Exchange Commission may establish for disinterested administrators of plans designed to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

        (c)    Committee Procedures.    The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Committee members, shall be valid acts of the Committee.

        (d)    Committee Responsibilities.    Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

          (i)    To interpret the Plan and to apply its provisions;

          (ii)   To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

          (iv)  To determine when Shares are to be awarded or offered for sale and when Options are to be granted under the Plan;

          (v)   To select the Offerees and Optionees, except as otherwise provided in Section 9;

          (vi)  To determine the number of Shares to be offered to each Offeree or to be made subject to each Option, except as otherwise provided in Section 9;

          (vii) To prescribe the terms and conditions of each award or sale of Shares, including (without limitation) the Purchase Price, and to specify the provisions of the Stock Purchase Agreement relating to such award or sale;

          (viii) To prescribe the terms and conditions of each Option, including (without limitation) the Exercise Price, to determine whether such Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the Stock Option Agreement relating to such Option;

          (ix)  To amend any outstanding Stock Purchase Agreement or Stock Option Agreement, subject to applicable legal restrictions and to the consent of the Offeree or Optionee who entered into such agreement;

          (x)   To prescribe the consideration for the grant of each Option or other right under the Plan and to determine the sufficiency of such consideration; and

          (xi)  To take any other actions deemed necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he or she has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4.    ELIGIBILITY.

        (a)    General Rule.    Employees, Consultants and Directors shall be eligible for designation as Optionees or Offerees by the Committee, provided that only Employees of the Company or a Subsidiary shall be eligible for the grant of ISOs. During the first three years of the Plan, and annually thereafter, no more than 40% of the Shares covered by Awards under the Plan shall be made to individuals who are Officers, Directors or Consultants of the Company.

        (b)    Ten-Percent Stockholders.    An Employee who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of an ISO unless (i) the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant (unless made in reliance upon Section 25102(f) of the California Corporations Code) and (ii) such ISO by its terms is not exercisable after the expiration of five years from the date of grant. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, an Employee, Consultant, or Director who owns more than 10 percent of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for the grant of a Nonstatutory Option unless the Exercise Price is at least 110 percent of the Fair Market Value of a Share on the date of grant.

        (c)    Attribution Rules.    For purposes of Subsection (b) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an option shall not be counted.

        (d)    Outstanding Stock.    For purposes of Subsection (b) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall include shares authorized for issuance under outstanding options held by the Employee or by any other person to the extent required by law.

SECTION 5.    STOCK SUBJECT TO PLAN.

        (a)    Basic Limitation.    Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares which may be issued under the Plan (upon exercise of Options or other rights to acquire Shares) shall not exceed 6,792,680 Shares, subject to adjustment pursuant to Section 9. The number of Shares that are subject to Options or other rights outstanding at any time under the Plan shall not exceed the number of Shares that then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan. Such authorized share reserve includes the number of shares available for issuance under the Predecessor Plan as last approved by the Company before the Predecessor Plan's incorporation into this Plan, including the shares subject to the outstanding Options incorporated into the Plan and any other shares which would have been available for future option grants under the Predecessor Plan.

        (b)    Additional Shares.    In the event that any outstanding Option or other right for any reason expires or is canceled or otherwise terminated, including Options granted under the Predecessor Plan, the Shares allocable to the unexercised portion of such Option or other right shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to a forfeiture provision, a right of repurchase or a right of first refusal, such Shares shall again be available for the purposes of the Plan.

SECTION 6.    TERMS AND CONDITIONS OF AWARDS OR SALES.

        (a)    Stock Purchase Agreement.    Each award or sale of Shares under the Plan (other than upon exercise of an Option) shall be evidenced by a Stock Purchase Agreement between the Offeree and the Company. Such award or sale shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Purchase Agreement. The provisions of the various Stock Purchase Agreements entered into under the Plan need not be identical.

        (b)    Duration of Offers and Nontransferability of Rights.    Any right to acquire Shares under the Plan (other than an Option) shall automatically expire if not exercised by the Offeree within thirty (30) days after the grant of such right was communicated to him or her by the Committee. Such right shall not be transferable and shall be exercisable only by the Offeree to whom such right was granted.

        (c)    Purchase Price.    The Purchase Price of Shares to be offered under the Plan shall not be less than 85 percent of the Fair Market Value of such Shares. The Purchase Price of Shares to be offered to a Ten-Percent Stockholder, as described in Section 4(b), under the plan shall be not less that 100% of the Fair Market Value of such shares. Subject to the two preceding sentences, the Purchase Price shall be determined by the Committee at its sole discretion. The Purchase Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the purchase of Shares, the Offeree shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such purchase.

        (e)    Restrictions on Transfer of Shares.    Any Shares awarded or sold under the Plan shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Purchase Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, if a right of repurchase of the Company is exercised upon termination of employment of an Offeree, the repurchase price shall be set at not less than the original purchase price of the Shares, provided that the right to repurchase shall lapse at a rate of 20% of the Shares per year over 5 years from the date the Shares were awarded or sold. The right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment.

        (f)    Shareholder Approval.    Any award or sale of Shares under the Plan, other than those made in reliance upon Section 25102(f) of the California Corporations Code, shall be made subject to the approval of the Plan by a majority of the outstanding Shares of the Company entitled to vote. If the Plan is not approved by a majority of outstanding Shares of the Company entitled to vote within twelve months of the effective date of the Plan, any award or sale of Shares under the Plan shall be rescinded pursuant to Section 260.140.42(f) of Title 10 of the California Code of Regulations.

SECTION 7.    TERMS AND CONDITIONS OF OPTIONS.

        (a)    Stock Option Agreement.    Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

        (b)    Number of Shares.    Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 9. Options granted to any Optionee in a single calendar year shall in no event cover more than 500,000 Shares, subject to adjustment in accordance with Section 9. The Stock Option Agreement shall also specify whether the Option is an ISO or a Nonstatutory Option.

        (c)    Exercise Price.    Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100 percent of the Fair Market Value of a Share on the date of grant, except as otherwise provided in Section 4(b). The Exercise Price of a Nonstatutory Option shall not be less than 85 percent of the Fair Market Value of a Share on the date of grant. Subject to the preceding two sentences, the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in a form described in Section 8.

        (d)    Withholding Taxes.    As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e)    Exercisability and Term.    Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The vesting of any Option shall be determined by the Committee at its sole discretion. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, an Option granted to an individual other than an Officer, Director or Consultant shall become exercisable at a rate of at least 20% of the underlying Shares per year over 5 years from the date of grant of the Option. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, Total and Permanent Disability, retirement or other events. The Stock Option Agreement shall also specify the term of the Option. The term shall not exceed 10 years from the date of grant, except as otherwise provided in Section 4(b). Subject to the preceding sentence, the Committee at its sole discretion shall determine when an Option is to expire.

        (f)    Nontransferability.    During an Optionee's lifetime, his or her Option(s) shall be exercisable only by him or her and shall not be transferable. In the event of an Optionee's death, his or her Option(s) shall not be transferable other than by will, by a beneficiary designation executed by the Optionee and delivered to the Company, or by the laws of descent and distribution.

        (g)    Termination of Service (Except by Death).    If an Optionee's Service terminates for any reason other than his or her death, then his or her Option(s) shall expire on the earliest of the following occasions:

          (i)    The expiration date determined pursuant to Subsection (e) above;

          (ii)   The date 90 days after the termination of his or her Service for any reason other than Total and Permanent Disability; or

          (iii)  The date six months after the termination of his or her Service by reason of Total and Permanent Disability.

The Optionee may exercise all or part of his or her Option(s) at any time before the expiration of such Option(s) under the preceding sentence, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination. The balance of such Option(s) shall lapse when the Optionee's Service terminates. In the event that the Optionee dies after the termination of his or her Service but before the expiration of his or her Option(s), all or part of such Option(s) may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired such Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before his or her Service terminated or became exercisable as a result of the termination.

        (h)    Leaves of Absence.    For purposes of Subsection (g) above, Service shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Committee). The foregoing notwithstanding, in the case of an ISO granted under the Plan, Service shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee's reemployment rights are guaranteed by statute or by contract.

        (i)    Death of Optionee.    If an Optionee dies while he or she is in Service, then his or her Option(s) shall expire on the earlier of the following dates:

          (i)    The expiration date determined pursuant to Subsection (e) above; or

          (ii)   The date six months after his or her death.

All or part of the Optionee's Option(s) may be exercised at any time before the expiration of such Option(s) under the preceding sentence by the executors or administrators of his or her estate or by any person who has acquired such Option(s) directly from him or her by bequest, beneficiary designation or inheritance, but only to the extent that such Option(s) had become exercisable before his or her death or became exercisable as a result of his or her death. The balance of such Option(s) shall lapse when the Optionee dies.

        (j)    No Rights as a Stockholder.    An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 9.

        (k)    Modification, Extension and Renewal of Options.    Within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options or may accept the cancellation of outstanding Options (to the extent not previously exercised) in return for the grant of new Options at the same or a different price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, impair his or her rights or increase his or her obligations under such Option.

        (l)    Restrictions on Transfer of Shares.    Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares. During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, if a right of repurchase of the Company is exercised upon termination of employment of an Optionee, the repurchase price shall be set at not less than the original purchase price of the Shares, provided that the right to repurchase shall lapse at a rate of 20% of the Shares per year over 5 years from the date the Option was granted. The right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the securities within 90 days of termination of employment.

        (m)    Shareholder Approval.    Any grant of an Option to purchase Shares made under the Plan, other than those made in reliance upon Section 25102(f) of the California Corporations Code, shall be made subject to the approval of the Plan by a majority of the outstanding Shares of the Company entitled to vote. If the Plan is not approved by a majority of outstanding Shares of the Company entitled to vote within twelve months of the effective date of the Plan, any Option exercised to purchase Shares under the Plan shall be rescinded pursuant to Section 260.140.41(i) of Title 10 of the California Code of Regulations.

SECTION 8.    PAYMENT FOR SHARES.

        (a)    General Rule.    The entire Purchase Price or Exercise Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as follows:

          (i)    In the case of Shares sold under the terms of a Stock Purchase Agreement subject to the Plan, payment shall be made only pursuant to the express provisions of such Stock Purchase Agreement. However, the Committee (at its sole discretion) may specify in the Stock Purchase Agreement that payment may be made in one or both of the forms described in Subsections (e) and (f) below.

          (ii)   In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. However, the Committee (at its sole discretion) may specify in the Stock Option Agreement that payment may be made pursuant to Subsections (b), (c), (d) or (f) below.

          (iii)  In the case of a Nonstatutory Option granted under the Plan to an Employee or a Consultant or to a Director, the Committee (at its sole discretion) may accept payment in one or more of the forms described in Subsections (b), (c), (d), or (f) below.

        (b)    Surrender of Stock.    To the extent that this Subsection (b) is applicable, payment may be made all or in part with Shares which have already been owned by the Optionee or his or her representative for more than six months and which are surrendered to the Company in good form for transfer. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan.

        (c)    Exercise/Sale.    To the extent that this Subsection (c) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (d)    Exercise/Pledge.    To the extent that this Subsection (d) is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

        (e)    Services Rendered.    To the extent that this Subsection (e) is applicable, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(c).

        (f)    Promissory Note.    Except as otherwise prohibited by applicable law, including without limitation, the Sarbanes-Oxley Act of 2002 and to the extent that this Subsection (f) is applicable, a portion of the Purchase Price or Exercise Price, as the case may be, of Shares issued under the Plan may be payable by a full-recourse promissory note, provided that (i) the par value of such Shares must be paid in lawful money of the United States of America at the time when such Shares are purchased, (ii) the Shares are security for payment of the principal amount of the promissory note and interest thereon, and (iii) the interest rate payable under the terms of the promissory note shall be no less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Committee (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any), and other provisions of such note.

        (g)    Surrender of Option.    To the extent that this Subsection (g) is applicable, the Optionee may elect to have all or any part of an exercisable Option settled by receiving Shares in exchange for surrendering all or the appropriate part of that Option. The aggregate Fair Market Value of the Shares received by the Optionee (as of the date of exercise) shall be equal to the difference between the Exercise Price of the Option and the Fair Market Value of the Shares as to which the Option is exercised. Shares as to which Options have been settled under this Subsection (g) shall not be available for further Option grants under the Plan.

SECTION 9.    ADJUSTMENT OF SHARES.

        (a)    General.    In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the value of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization or a similar occurrence, the Committee shall make appropriate and proportionate adjustments in one or more of (i) the number of Shares available for future grants under Section 5, (ii) the limit set forth in Section 7(b), (ii) the number of Shares covered by each outstanding Option, or (iii) the Exercise Price under each outstanding Option.

        (b)    Reorganizations.    In the event that the Company is a party to a merger or other reorganization, outstanding Options shall be subject to the agreement of merger or reorganization. Such agreement shall provide for the assumption of outstanding Options by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for payment of a cash settlement equal to the difference between the amount to be paid for one Share under such agreement and the Exercise Price, or for the acceleration of their exercisability followed by the cancellation of Options not exercised, in all cases without the Optionees' consent. Any cancellation shall not occur earlier than 30 days after such acceleration is effective and Optionees have been notified of such acceleration. In the case of Options that have been outstanding for less than 12 months, a cancellation need not be preceded by an acceleration. The provisions of this Section 9(b) relating to mergers and other reorganizations may, in the Committee's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise provide for such treatment.

        (c)    Reservation of Rights.    Except as provided in this Section 9, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 10.    SECURITIES LAWS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange on which the Company's securities may then be listed.

        During such time that the Plan is subject to the requirements of Section 25110 of the California Code of Corporations, the Company shall provide Offerees and Optionees with financial statements at least annually. This Section 10 shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

SECTION 11.    NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason.

SECTION 12.    DURATION AND AMENDMENTS.

        (a)    Term of the Plan.    The Plan, as set forth herein, shall become effective on February 25, 2003. The Plan shall terminate automatically on February 25, 2013, and may be terminated on any earlier date pursuant to Subsection (c) below.

        (b)    Right to Amend or Terminate the Plan.    The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which (i) increases the number of Shares available for issuance under the Plan (except as provided in Section 9), (ii) materially changes the class of persons who are eligible for the grant of ISOs or (iii) if required by Rule 16b-3 (or any successor) under the Exchange Act, would materially increase the benefits accruing to participants under the Plan or would materially modify the requirements as to eligibility for participation in the Plan, shall be subject to the approval of the Company's stockholders within 12 months of any such amendment to the Plan. Stockholder approval shall not be required for any other amendment of the Plan, except as provided in the following sentence. During such period that the Plan is subject to the requirements of Section 25110 of the California Corporations Code, any amendment to increase the share reserve of the Plan shall not increase the total number of shares of Common Stock available for issuance under the Plan (and any other stock bonus plan or similar plan of the Company) to exceed 30% of the number of outstanding Shares (such term to include any convertible preferred and convertible senior common shares of the Company) at the time of any such increase, unless a percentage higher than 30% is approved by at least two-thirds of the outstanding Shares of the Company entitled to vote.

        (c)    Effect of Amendment or Termination.    No Shares shall be issued or sold under the Plan after the termination thereof, except upon exercise of an Option granted prior to such termination. The termination of the Plan, or any amendment thereof, shall not affect any Share previously issued or any Option previously granted under the Plan.

        (d)    Predecessor Plan Incorporation.    The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan. All options outstanding under the Predecessor Plan as of the date the Company's stockholders approve the amendment of the Plan to refer to the Predecessor Plan as such shall, immediately upon the date the Company's stockholders approve the amendment of the Plan to refer to the Predecessor Plan as such, be incorporated into the Plan and treated as outstanding Options under the Plan. However, each outstanding option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option. No provision of the Plan shall be deemed to adversely affect or otherwise diminish the rights or obligations of the holders of such incorporated Options with respect to their acquisition of shares of Common Stock which may exist under the terms of the Predecessor Plan under which such incorporated Option was issued. Subject to the rights of the optionee under the incorporated Option documents and Predecessor Plan, the discretion delegated to the Committee hereunder may be exercisable with respect to incorporated Options to the same extent as it is exercisable with respect to Options originally granted under this Plan.

THE IMMUNE RESPONSE CORPORATION

By
Michael K. Green Chief Financial Officer and Vice President of Finance

Exhibit B

THE IMMUNE RESPONSE CORPORATION
AUDIT COMMITTEE CHARTER

PURPOSE

        The purpose of the Audit Committee (the "Committee") of the Board of Directors of The Immune Response Corporation (the "Corporation") is:

        1.     To assist in assuring that the Corporation's financial statements are properly audited by qualified accountants who are independent;

        2.     To assist the Board of Directors in fulfilling its oversight responsibility with respect to the Corporation's compliance with the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") regarding accurate books and records, including accounting and financial reporting processes and the audit of financial statements;

        3.     To assist the Board of Directors in monitoring financial risk exposures and developing guidelines and policies to govern processes for managing risk;

        4.     To assist the Board of Directors in fulfilling its oversight responsibility with respect to the Corporation's fair dissemination of accurate information in compliance with securities laws;

        5.     To prepare the report required by the rules of the Securities and Exchange Commission (the "SEC") to be included in the Corporation's proxy statement for its annual meeting of stockholders;

        6.     To assist the Nominating and Governance Committee of the Board of Directors in monitoring corporate compliance efforts and developing appropriate guidelines and policies;

        7.     To ensure the adherence to the Corporation's financial policies and procedures; and

        8.     To perform such other duties and responsibilities enumerated in and consistent with this Charter.

        The Committee's function is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements, and the independent auditor is responsible for auditing those statements. In adopting this Charter, the Board of Directors acknowledges that the Committee members are not employees of the Corporation and are not providing any expert assurance as to the Corporation's financial statements or any professional certification as to the external auditor's work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Corporation that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary.

MEMBERSHIP AND PROCEDURES

Membership and Appointment

        The Committee shall be comprised of not fewer than three members of the Board of Directors, as shall be appointed from time to time by the Board of Directors, based on recommendations, if any, from the Board Nominating Committee, and satisfying the independence and other requirements of applicable law and any listing standards or rule established by The Nasdaq Stock Market, Inc. ("Nasdaq").

        Each member of the Committee shall have unlimited access to management and information.

Removal

        The entire Committee or any individual Committee member may be removed from office without cause by the affirmative vote of a majority of the Board of Directors. Any Committee member may resign by giving oral or written notice to the Chairman of the Board of Directors, the Corporate Secretary or the Board of Directors.

Chairperson

        A chairperson of the Committee (the "Chairperson") may be designated by the Board of Directors based upon recommendation, if any, by the Board Nominating and Governance Committee. In the absence of such designation, the members of the Committee may designate the Chairperson by majority vote of the full Committee membership. The Chairperson shall determine the agenda, the frequency and the length of meetings and shall have unlimited access to management and information. The Chairperson shall establish such other rules, as may from time to time be necessary and proper for the conduct of the business of the Committee.

Secretary

        The Committee may appoint a Secretary whose duties and responsibilities shall be to keep full and complete records of the proceedings of the Committee for the purposes of reporting Committee activities to the Board of Directors and to perform all other duties as may from time to time be assigned to him or her by the Committee, or otherwise at the direction of a Committee member. The Secretary need not be a Director.

Independence and Other Qualifications

        Each member shall meet the objective test of "independence" as such term may be defined from time to time by the SEC. The Board of Directors shall make an individual determination that each member is independent within the meaning of any applicable law or any listing standard or rule established by Nasdaq. Each member shall also meet any additional the experience requirements as may be established from time to time by Nasdaq and applicable to the Committee.

        At least one member of the Committee shall be a "financial expert" as such term may be defined from time to time by the SEC or Nasdaq. Each member of the Committee must be able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.

Delegation

        The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more members of the Committee. Any such subcommittee to the extent provided in the resolutions of the Committee, and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Each subcommittee shall keep regular minutes of its meetings and report the same to the Committee or the Board of Directors.

Authority to Retain Advisers

        In the course of its duties, the Committee shall have the authority, at the Corporation's expense, to retain and terminate such advisers, as it deems necessary.

Evaluation

        The Committee shall undertake an annual evaluation assessing the adequacy of this Charter and its performance with respect to its purposes and its duties and tasks set forth in this Charter, which evaluation shall be reported to the Board of Directors.

Compensation

        Compensation for membership on the Committee shall be determined by the Board of Directors in its sole discretion.

DUTIES AND RESPONSIBILITIES

        The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight functions. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standards. In fulfilling its duties and responsibilities, the Committee shall meet at least four times during each fiscal year.

With respect to the independent auditors:

        1.     Annually, the Committee shall select and employ the Corporation's independent auditor, subject to stockholder ratification of the selection, if such ratification is required or sought. The Committee shall fulfill the oversight responsibility of the Board of Directors with respect to the independent auditor's audit of the financial statements of the Corporation and its subsidiaries for the fiscal year for which it is appointed, including resolution of disagreements, if any, between Corporation's management and the independent auditors regarding financial reporting. In connection with its selection of the independent auditors, the Committee shall review and evaluate the lead partner of the independent auditor team, evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor's quality controls are adequate and taking into account the opinions of management and the independent auditors. The independent auditor shall be accountable to the Committee.

        2.     The Committee shall review the scope and plan of the work to be done by the independent auditors for each fiscal year. The scope and plan of work shall be based upon the recommendations of the independent auditors and management.

        3.     The Committee shall approve the terms and fees of all auditing and permissible non-audit services by the independent auditor to the Corporation and its subsidiaries in advance of the provision of those services pursuant to the terms of the Audit and Non-Audit Services Pre-Approval Policy, as it may be amended from time to time.

        4.     In connection with the Committee's approval of non-audit services, the Committee shall consider whether the independent auditor's performance of any non-audit services is compatible with the external auditor's independence.

        5.     At least annually, the Committee shall obtain and review a report by the independent auditor describing:

  (a)
  the independent auditor's internal quality control procedures;

  (b)
  any material issues raised by the most recent internal quality control review or peer review of the independent auditor's firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditor's firm, and the steps taken to deal with those issues; and

  (c)
  all relationships between the independent auditor and the Corporation, in order to assess the auditor's independence.

        6.     The Committee shall also review all reports by the independent auditor describing:

  (a)
  critical accounting policies and practices used by the Corporation;

  (b)
  alternative treatments of financial information that have been discussed with management as required to be discussed by the independent auditors with the Committee, the ramifications of such alternative treatments and the independent auditor's preferred accounting treatment; and

  (c)
  any other material written communication between the independent auditor's firm and the Corporation's management.

With respect to the Corporation's financial statements:

        7.     The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the Corporation's disclosures under the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation's reports filed with the SEC. The reviews and discussions shall include the results of the independent auditor's audit of the annual financial statements and review of the quarterly financial statements and shall be performed prior to the filing of such reports.

        8.     The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as any off-balance sheet structures on the Corporation's financial statements.

        9.     The Committee shall review disclosures made to the Committee by the Corporation's CEO and CFO during their certification process for the Form 10-K and Form 10-Q, including any significant deficiencies in the design or operation of internal controls, material weaknesses therein or changes thereto, any fraud involving management or other employees who have a significant role in the Corporation's internal controls, and any significant changes in internal controls.

        10.   In connection with its review of the Corporation's financial statements, the Committee shall review and discuss with the independent auditor the matters relating to the conduct of the audit required to be discussed by Statements on Accounting Standards Nos. 61 and 90 (Communications with Audit Committees), as they may be modified or supplemented, including, but not limited to, significant judgments, significant estimates, critical accounting policies and unadjusted differences.

        11.   Based on its review and discussions with management and the independent auditor, the Committee shall recommend to the Board of Directors whether the Corporation's financial statements should be included in the Corporation's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of the Form 10-K).

        12.   The Committee shall prepare the report required by SEC rules to be included in the Corporation's proxy statement for the annual meeting of stockholders.

        13.   The Committee shall discuss with management press releases relating to the Corporation's earnings, including the use of any "pro forma" or "adjusted" non-GAAP information, as well as financial information, earnings guidance and information about material acquisitions or dispositions, as well as correspondence broadly disseminated to the Company's stockholders and all presentations to analysts, the investment community, rating agencies and lenders.

        14.   The Committee shall review (a) any significant disagreement between management and the independent auditor in connection with the preparation of the Corporation's financial statements, (b) any difficulties which the independent auditor reports were encountered during the course of the audit (including without limitation any restriction on the scope of work or access to required information), and (c) management's response to each of the above.

With respect to periodic reviews and reports:

        15.   Periodically, the Committee shall meet separately with each of management and the independent auditors.

        16.   The Committee shall review with the independent auditor any audit problems or difficulties and management's response to them.

        17.   The Committee shall discuss the Corporation's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Corporation's policies with respect to risk assessment and risk management.

        18.   The Committee shall communicate to the Board of Directors any issues with respect to the quality or integrity of the Corporation's financial statements, the Corporation's compliance with legal or regulatory requirements or the performance and independence of the Corporation's independent auditors.

With respect to other matters:

        19.   The Committee shall establish procedures for:

  (a)
  the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters; and

  (b)
  the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

        20.   The Committee shall establish the Corporation's hiring policies for employees or former employees of the Corporation's independent auditors.

        21.   The Committee shall review and, in its sole discretion, approve on an on-going basis all Corporation related party transactions.

AMENDMENT

        This Charter and any provision contained herein may be amended or repealed by the Board of Directors.

                      APPROVED: Board of Directors
                      DATE: December 19, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned stockholder of The Immune Response Corporation (the "Company") acknowledges receipt of Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated May 7, 2004, and the undersigned revokes all prior proxies and appoints John N. Bonfiglio and Michael K. Green, or either of them, proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at Windmill Catering, 850 Palomar Airport Road, Carlsbad, California, at 9:00 a.m. Pacific Time on June 15, 2004, and any postponement or adjournment thereof, and instructs said proxies to vote as follows:

1.
ELECTION OF DIRECTORS:

☐
FOR the nominees listed below (except as marked to the contrary below)

    Kevin B. Kimberlin

    Kevin L. Reilly

(Instruction: To withhold authority to vote for any individual nominee, line through or otherwise strike out that nominee's name.)

  ☐
  WITHHOLD AUTHORITY to vote for both nominees for Class III directors

2.
TO AMEND THE 2003 STOCK PLAN BY INCORPORATING THE REMAINING AUTHORIZED SHARES AND OUTSTANDING STOCK OPTIONS UNDER THE 1989 STOCK PLAN INTO THE 2003 STOCK PLAN AND BY INCREASING THE AUTHORIZED NUMBER OF SHARES ISSUABLE UNDER THE 2003 STOCK PLAN BY 3,542,680 (INCLUDING 1,542,680 FROM THE 1989 STOCK PLAN):

☐	FOR	☐	AGAINST	☐	ABSTAIN
3.
IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

THE IMMUNE RESPONSE CORPORATION BOARD OF DIRECTORS PROXY ANNUAL MEETING OF STOCKHOLDERS JUNE 15, 2004
Dated this day of , 2004
(Signature of Stockholder)
(Signature of Stockholder)

Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder must sign.

Please Mark, Sign, Date and Mail This Proxy Card Promptly, Using the Enclosed Envelope.

QuickLinks

PROPOSAL 1 ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
STOCK OPTIONS
COMPENSATION COMMITTEE REPORT
STOCK PRICE PERFORMANCE GRAPH
CERTAIN TRANSACTIONS
PROPOSAL 2 AMENDMENT OF THE 2003 STOCK PLAN TO INCREASE THE AUTHORIZED NUMBER OF SHARES ISSUABLE AND TO "ROLL IN" THE 1989 STOCK PLAN
RELATIONSHIP WITH AUDITORS
CODE OF ETHICS
NOMINATING AND GOVERNANCE COMMITTEE
STOCKHOLDER PROPOSALS
SECURITY HOLDER COMMUNICATIONS TO BOARD OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD MEMBER ATTENDANCE AT ANNUAL MEETING
OTHER MATTERS
2003 STOCK PLAN OF THE IMMUNE RESPONSE CORPORATION Effective February 25, 2003 As Amended Through March 24, 2004
THE IMMUNE RESPONSE CORPORATION AUDIT COMMITTEE CHARTER